SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

30.	SUBSEQUENT EVENTS

Since December 31, 2024, the following non-recognized events have occurred:

•Dividends

In February 2025, we declared a dividend of $0.25 per share in respect of the three months ended December 31, 2024 to shareholders of record on March 11, 2025, which was paid on March 18, 2025.

•Sale of remaining Avenir shares

In February 2025, we divested our remaining 39.1 million shares in Avenir at a price of $1.0 per share resulting in an estimated gain of approximately $10.2 million.

•Sale of Golar Arctic

In February 2025, Golar completed the sale of our last remaining LNG carrier, the Golar Arctic for $24.0 million before transaction related expenses with an estimated loss on disposal of $0.8 million. Following the sale, Golar will have fully exited its legacy shipping business.

•FLNG Gimi refinancing

In March 2025, we entered into finance lease agreements with a consortium of leading Chinese leasing companies for the refinancing of the existing FLNG Gimi debt facility. The sale leaseback facility will be approximately $1.2 billion. The transaction is subject to closing conditions including documentation and third-party approvals. The facility is expected to close within Q2 2025. The contemplated sale and leaseback facility will have a tenor of 12 years and a 17-year amortization profile, with quarterly repayment installments throughout the lease period. Upon closing and repayment of the existing debt facility, Gimi MS Corporation is expected to generate net proceeds of approximately $530.0 million. This amount includes the release of existing interest rate swaps. Golar will benefit from 70% of these proceeds, equivalent to approximately $371.0 million.